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                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported)  October 8, 2001
                                                  ---------------

                         FRONTIER NATIONAL CORPORATION
            (Exact name of registrant as specified in its charter)

       ALABAMA                          000-24853              72-1355228
(State or other jurisdiction)   (Commission File Number)       (IRS Employer
                                                               Identification
                                                               No.)
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43 N. Broadway, Sylacauga, AL                                      35150
(Address of principal executive offices)                           (Zip code)

Registrant's telephone number, including area code   256-249-0341
                                                     ------------
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Item 5. Other

On October 8, 2001, the Board of Directors of Frontier National Corporation declared a regular dividend of $0.925 per share payable to shareholders of record as of October 8, 2001. The dividend will be paid on December 14, 2001.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf on this 9th day of October 2001 by the undersigned hereunto duly authorized.

                                        FRONTIER NATIONAL CORPORATION

                                        By: /s/ STEVEN R. TOWNSON
                                           ----------------------------------
                                        Steven R. Townson
                                        President and Chief Operating Officer